UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2018

The Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-10898 (Commission File Number)	41-0518860 (IRS Employer Identification No.)

485 Lexington Avenue New York, New York (Address of principal executive offices)	10017 (Zip Code)

(917) 778-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2018, The Travelers Companies, Inc. (the “Company”) announced that Jay S. Benet, Vice Chairman and Chief Financial Officer of the Company, will step down from his role as the Chief Financial Officer effective September 1, 2018.  He will remain on the senior leadership team as Vice Chairman.

Daniel S. Frey, age 54, will succeed Mr. Benet as Chief Financial Officer of the Company effective September 1, 2018.  Mr. Frey is currently Senior Vice President and Chief Financial Officer for the Company’s Personal Insurance segment.  Since joining the Company in 2003, he has served in various finance roles, including as Chief Financial Officer for the Company’s Claim and Field Management organizations.

As of September 1, 2018, Mr. Benet’s annual base salary will be reduced from $850,000 to $722,500, and he will continue to be eligible to earn a performance-based annual cash bonus and a stock-based long-term incentive award that will, in each case, be reduced to reflect the change in his role and responsibility and be subject to Company and individual performance.

As of August 8, 2018, Mr. Frey’s annual base salary will be increased to $650,000 and he will continue to be eligible to earn a performance-based annual cash bonus and a stock-based long-term incentive award that will, in each case, be increased to reflect the change in his role and responsibility and be subject to Company and individual performance.

A copy of the Company’s press release announcing this transition is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

10.1	Press Release, dated August 7, 2018, of the Travelers Companies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Travelers Companies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2018	THE TRAVELERS COMPANIES, INC.

	By:	/s/ Christine K. Kalla
Name: Christine K. Kalla
Title: Executive Vice President and General Counsel